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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of SIGNATURE HORIZONS GROUP, Inc. (the "Company") for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Peggy
A. Evans, Chief Executive Officer and President of the Company, certify, pursuant to, and solely for the purpose of complying with, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: June 9, 2003                    /s/ Peggy A. Evans
                                       -----------------------------------------
                                       Chief Executive Officer, President, Chief
                                         Operating Officer and Director